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                                                                     Exhibit T3F

                               Globix Corporation
               Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of February 8, 2000

Trust Indenture Act Section                                   Indenture Section
310(a)(1)...................................................................609
   (a)(2)...................................................................609
   (a)(3)........................................................Not Applicable
   (a)(4)........................................................Not Applicable
   (b)......................................................................608
   .........................................................................610
311(a)......................................................................613
   (b)......................................................................613
312(a)......................................................................701
702(b)......................................................................702
   (c)......................................................................702
   (b)......................................................................703
   (c)......................................................................703
313(a)......................................................................703
   (b)......................................................................703
314(a)......................................................................704
   (a)(4)..................................................................1020
   (b)...........................................................Not Applicable
   (c)(1)...................................................................102
   (c)(2)...................................................................102
   (c)(3)........................................................Not Applicable
   (d)...........................................................Not Applicable
   (e)......................................................................102
315(a)......................................................................601
   (b)......................................................................602
   (c)......................................................................601
   (d)......................................................................601
   (d)(1)...................................................................601
   (e)......................................................................514
316(a)......................................................................512
   (a)(1)(A)................................................................512
   (a)(1)(B)................................................................513
   (a)(2)........................................................Not Applicable
   (b)......................................................................508
317(a)(1)...................................................................503
   (a)(2)...................................................................504
   (b).....................................................................1003
318(a)......................................................................107

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.